Accrued Expenses and Other Current Liabilities - Schedule Of Accrued Expenses And Other Current Liabilities (Detail) ¥ in Thousands, $ in Thousands	Apr. 30, 2023 JPY (¥)	Apr. 30, 2023 USD ($)	Apr. 30, 2022 JPY (¥)
Accrued Liabilities and Other Liabilities [Abstract]
Accrued legal expense			¥ 44,424
Employee-related Liabilities, Current	¥ 45,612	$ 335	42,196
Other	67,851	499	49,563
Total	¥ 113,463	$ 834	¥ 136,183